UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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First California Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 26, 2012

Dear Stockholder:

This letter is to remind you that the 2012 Annual Meeting of Stockholders will be held on Monday, May 7, 2012, at 9:00 a.m. local time at 3027 Townsgate Road, Suite 300, Westlake Village, California 91361.

You may have recently received a copy of the proxy statement relating to our 2012 Annual Meeting of Stockholders. After the mailing of the proxy statement, we discovered that beneficial ownership information with respect to certain entities unaffiliated with First California Financial Group that had filed a Schedule 13D or 13G with the Securities and Exchange Commission was inadvertently excluded from the “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” table (the “Beneficial Ownership Table”) on page 13 of the proxy statement.

Accordingly, we have prepared the enclosed amendment to our proxy statement solely for the purpose of disclosing the beneficial ownership publicly reported in the Schedule 13Ds and 13Gs filed with the SEC prior to the mailing of the proxy statement. Although we have included the entire “Information About First California Common and Preferred Stock Ownership” section of the proxy statement, there are no other changes to the section except to the Beneficial Ownership Table as described above.

If you have already delivered a proxy card with respect to the Annual Meeting, you do not need to take any further action at this time unless you wish to revoke your proxy or change your vote on any of the proposals. The enclosed amendment, along with the original proxy statement, the proxy card, the Notice of Annual Meeting of Stockholders, our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and directions to the location of the Annual Meeting, are also available to you on our website at www.fcalgroup.com.

Please accept our apology for any confusion caused by the exclusion from the proxy statement of the beneficial ownership publicly reported in the Schedule 13Ds and 13Gs filed with the SEC.

We look forward to seeing you at the meeting.

Sincerely,

Robert E. Gipson	C. G. Kum
Chairman of the Board	President and Chief Executive Officer

AMENDMENT

INFORMATION ABOUT FIRST CALIFORNIA

COMMON AND PREFERRED STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table provides information as of March 31, 2012 regarding our Common Stock and our Series A Convertible Perpetual Preferred Stock, or Series A Preferred Stock, owned by: (i) each person we know to beneficially own more than 5% of the outstanding Common Stock or outstanding Series A Preferred Stock; (ii) each of our directors; (iii) each of our executive officers named in the Summary Compensation Table included in this Proxy Statement; and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, to our knowledge each person identified in the table has sole voting and investment power with respect to the shares shown as beneficially owned. The Series A Preferred Stock is included in the table below; however, the Series A Preferred Stock is not entitled to vote at the Annual Meeting.

The Company also has issued and outstanding 25,000 shares of Cumulative Perpetual Preferred Stock, Series C, or Series C Preferred Stock. All of the Series C Preferred Stock was issued to the United States Department of the Treasury, or the Treasury, on July 14, 2011 in connection with the Company's participation in the Small Business Lending Fund Program, or SBLF. The Treasury is the beneficial owner of 100% of the issued and outstanding shares of Series C Preferred Stock, and therefore, no further disclosure with respect to the Series C Preferred Stock is contained in the table below. The Series C Preferred Stock is not entitled to vote at the Annual Meeting.

Except as indicated, the address of each person listed below is c/o First California Financial Group, Inc., 3027 Townsgate Road, Suite 300, Westlake Village, California 91361.

Name of Beneficial Owners	Amount of Beneficial Ownership of Common Stock (1)	Approximate Percentage of Outstanding Shares	Amount of Beneficial Ownership of Series A Preferred Stock (2)	Approximate Percentage of Outstanding Series A Preferred Stock (2)
Directors and Executive Officers:

Richard D. Aldridge(3)(4)	1,426,095	4.88%	0		*

Donald E. Benson(5)	92,814	*	0		*

John W. Birchfield(4)(6)	1,476,431	5.05%	0		*

Joseph N. Cohen(7)	32,688	*	0		*

Robert E. Gipson(7)	62,846	*	0		*

Antoinette T. Hubenette(7)	20,063	*	0		*

Thomas Tignino(7)	30,433	*	0		*

C. G. Kum(8)	504,327	1.72%	0		*

Romolo Santarosa(9)	235,357	*	0		*

Bradley Brown(10)	60,000	*	0		*

Gilbert Dalmau(11)	20,000	*	0		*

William Schack(12)	131,557	*	0		*

All directors and executive officers as a group (12 persons)(13)	3,585,919	12.26%	0		*

Name of Beneficial Owners	Amount of Beneficial Ownership of Common Stock (1)	Approximate Percentage of Outstanding Shares	Amount of Beneficial Ownership of Series A Preferred Stock (2)	Approximate Percentage of Outstanding Series A Preferred Stock (2)
Greater than 5% stockholders not listed above:

James O. Pohlad(14)	1,066,107	3.64%	334	33.4%

Robert C. Pohlad(14)	1,066,107	3.64%	333	33.3%

William M. Pohlad(14)	1,066,107	3.64%	333	33.3%

Total Pohlad Family	3,198,321	10.93%	1,000	100%

The Banc Funds Company, L.L.C.(15) 20 North Walker Drive, Suite 3300 Chicago, Illinois 60606	2,599,273	8.87%	0	*

Basswood Capital Management, L.L.C.(16) 645 Madison Avenue, 10th Floor New York, New York 10022	1,527,209	5.22%	0	*

Castine Capital Management, LLC(17) One International Place, Suite 2401 Boston, Massachusetts 02110	1,498,900	5.12%	0	*

Wellington Management Company, LLP(18) 280 Congress Street Boston, Massachusetts 02210	2,892,787	9.89%	0	*

*	Represents less than 1%.
(1)	Shares of Common Stock subject to options currently exercisable, or exercisable within 60 days of March 31, 2012 and shares of restricted Common Stock are deemed outstanding for computing the ownership percentage of the person holding such options or warrants, but are not deemed outstanding for computing the ownership percentage of any other person. Unless otherwise noted in a footnote to this table, the number of shares reflected in the table includes shares held by or with such person’s spouse (except where legally separated) and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); shares held as custodian for minor children; or shares held in an Individual Retirement Account or pension plan as to which such person has pass-through voting rights and investment power.
(2)	Each share of Series A Preferred Stock is convertible into a number of shares of Common Stock equal to the liquidation preference of $1,000 and any accumulated dividends thereon, divided by 5.63.
(3)	This figure includes 52,469 shares held by the Brian J. Aldridge 1991 Trust and 70,180 shares held by the Tenisha M. Aldridge 1991 Trust, of which Lynda J. Aldridge, the spouse of Richard Aldridge, is the sole trustee and 180,982 shares held by the Aldridge Family Trust of which Richard D. Aldridge is the sole trustee. Includes 8,057 shares that may be acquired within 60 days of March 31, 2012 upon exercise of stock options, 1,765 shares of restricted Common Stock which vest in three equal annual installments beginning on March 19, 2009, 3,045 shares of restricted Common Stock which vest in three equal annual installments beginning on February 25, 2010, 3,969 shares of restricted Common Stock which vest in three equal annual installments beginning on March 16, 2012 and 3,597 shares of restricted Common Stock which vests in three equal annual installments beginning on January 25, 2013.
(4)	This figure includes 506,692 shares held in entities for which Richard D. Aldridge and John W. Birchfield are co-trustees, each having full voting rights over the entire block of shares. The 506,692 shares are held as follows: 300,000 shares are held by Banyon LLC, 51,673 shares are held in the James O. Birchfield 1995 Trust FBO Shane O. Birchfield, 51,673 shares are held in the James O. Birchfield 1995 Trust FBO Garrett W. Birchfield, 51,673 shares are held in the James O. Birchfield 1995 Trust FBO Tenisha M. Fitzgerald, and 51,673 shares are held in the James O. Birchfield 1995 Trust FBO Brian J. Aldridge.

(5)	This figure includes 1,765 shares of restricted Common Stock which vest in three equal annual installments beginning on March 19, 2009, 3,045 shares of restricted Common Stock which vest in three equal annual installments beginning on February 25, 2010, 3,969 shares of restricted Common Stock which vest in three equal annual installments beginning on March 16, 2012 and 3,597 shares of restricted Common Stock which vests in three equal annual installments beginning on January 25, 2013. 64,187 of these shares have been pledged as security in a Merrill Lynch Margin Account.
(6)	This figure includes 66,234 shares held by the Shane O. Birchfield Trust, 43,893 shares held by the Garrett W. Birchfield Trust and 180,981 shares held by the John W. Birchfield Trust of which John W. Birchfield is the sole trustee. This figure also includes 8,057 shares that may be acquired within 60 days of March 31, 2012 upon exercise of stock options, 1,765 shares of restricted Common Stock which vest in three equal annual installments beginning on March 19, 2009, 3,045 shares of restricted Common Stock which vest in three equal installments beginning on February 25, 2010, 3,969 shares of restricted Common Stock which vest in three equal annual installments beginning on March 16, 2012 and 3,597 shares of restricted Common Stock which vests in three equal annual installments beginning on January 25, 2013.
(7)	Includes 1,765 shares of restricted Common Stock which vest in three equal annual installments beginning on March 19, 2009, 3,045 shares of restricted Common Stock which vest in three equal annual installments beginning on February 25, 2010, 3,969 shares of restricted Common Stock which vest in three equal annual installments beginning on March 16, 2012 and 3,597 shares of restricted Common Stock which vest in three equal annual installments beginning on January 25, 2013.
(8)	Includes 128,981 shares that may be acquired within 60 days of March 31, 2012 upon exercise of stock options, 13,805 shares of restricted Common Stock which vest in five equal annual installments beginning on February 25, 2010, 150,000 shares of restricted Common Stock which vest in three equal annual installments beginning on March 20, 2012 and 150,000 shares of restricted Common Stock which vest in three equal annual installments beginning on March 20, 2012, provided certain performance criteria are achieved in the preceding fiscal year.
(9)	Includes 44,887 shares that may be acquired within 60 days of March 31, 2012 upon exercise of stock options, 5,485 shares of restricted Common Stock which vest in five equal annual installments beginning on February 25, 2010, 90,000 shares of restricted Common Stock which vest in three equal annual installments beginning on March 20, 2012 and 90,000 shares of restricted Common Stock which vest in three equal annual installments beginning on March 20, 2012, provided certain performance criteria are achieved in the preceding fiscal year.
(10)	Includes 10,000 shares of restricted Common Stock which vest in three equal annual installments beginning on March 20, 2012 and 50,000 shares of restricted Common Stock which vest in three equal annual installments beginning on March 20, 2012, provided certain performance criteria are achieved in the preceding fiscal year.
(11)	Includes 20,000 shares of restricted Common Stock which vest in three equal annual installments beginning on July 20, 2012.
(12)	Includes 8,392 shares that may be acquired within 60 days of March 31, 2012 upon exercise of stock options, 3,165 shares of restricted Common Stock which vest in five equal annual installments beginning February 25, 2010, 60,000 shares of restricted Common Stock which vest in three equal annual installments beginning on March 20, 2012 and 60,000 shares of restricted Common Stock which vest in three equal annual installments beginning March 20, 2012, provided certain performance criteria are achieved in the preceding fiscal year.
(13)	The 506,692 shares beneficially owned by each of Richard D. Aldridge and John W. Birchfield, in their capacities as co-trustees of the entities discussed in footnote (4) above, are included only once for purposes of this figure.
(14)	The business address is 60 South Sixth Street, Suite 3800, Minneapolis, Minnesota 55402.
(15)	Beneficial ownership information is based solely on information contained in the Schedule 13G filed with the Securities and Exchange Commission on February 9, 2012 by The Banc Funds Company, L.L.C. and certain of its affiliates. According to the Schedule 13G, The Banc Funds Company, L.L.C. beneficially owns an aggregate of 2,599,273 shares.
(16)	Beneficial ownership information is based solely on information contained in the Schedule 13D filed with the Securities and Exchange Commission on April 2, 2012 by Basswood Capital Management, L.L.C. (“Basswood Management Company”) and certain of its affiliates. According to the Schedule 13D, Basswood Management Company beneficially owns an aggregate of 1,527,209 shares over which Basswood Management Company has shared voting power and shared dispositive power.
(17)	Beneficial ownership information is based solely on information contained in the Schedule 13D filed with the Securities and Exchange Commission on January 23, 2012 by Castine Capital Management, LLC (“Castine”) and Mr. Paul Magidson. According to the Schedule 13D, Castine and Paul Magidson have shared voting power and shared dispositive power over the 1,498,900 shares listed above as beneficially owned by Castine.
(18)	Beneficial ownership information is based solely on information contained in Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012 by Wellington Management Company, LLP (“Wellington Management”). According to the Schedule 13G/A, Wellington Management beneficially owns an aggregate of 2,892,787 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, the Company’s equity securities with the SEC. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on a review of the copies of such reports received by the Company, the Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and 10% stockholders were complied with and filed in a timely manner during 2011.